UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 4, 2011

PET AIRWAYS, INC.
(Exact Name of Registrant as Specified in Charter)

Illinois	333-130446	20-3191557
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

777 E. Atlantic Avenue, #C264
Delray Beach, FL 33483
(Address of principal executive offices) (Zip Code)

408-248-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 4, 2011, Pet Airways, Inc. (the “Company,” “we” or “us”) appointed Charles A. Lynch to serve as a member of its board of directors.  In addition to reimbursing Mr. Lynch for all reasonable expenses incurred in connection with attending board or committee meetings, we have agreed to pay to Mr. Lynch a cash fee of $1,500 for every “in-person” board or committee meeting and $500 for every telephonic board or committee meeting in which he attends.

The full text of the press release issued in connection with the appointment of Mr. Lynch to our board of directors is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.          Description of Exhibit

99.1                      Press Release dated March 9, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pet Airways, Inc.

Date:  March 9, 2011                                                                           By: /s/ Dan Wiesel
       Dan Wiesel
       Chief Executive Officer